EXHIBIT 10.28
AMENDMENT NO. 001 TO
COMPUTER AND DATA PROCESSING SERVICES AGREEMENT
This AMENDMENT NO. 001 (this “Amendment”) is entered into by and between HCA — Information Technology & Services, Inc., a Tennessee corporation (“IT&S”) and Capella Healthcare, Inc., a Delaware corporation (“Customer”), with respect to that certain COMPUTER AND DATA PROCESSING SERVICES AGREEMENT dated as of February 21, 2011 by and between IT&S and Customer (the “Agreement”).
WHEREAS, IT&S has developed certain highly customized software applications which may be deployed at various stages of development in healthcare facilities to which IT&S provides management services or data processing management services, but which are not part of the general product suite offered by IT&S as more fully described in Exhibit A to this Amendment (the “Software Package”).
WHEREAS, Customer desires to access and use such Software Package at Customer’s facilities.
NOW, THEREFORE, in consideration of the premises and the obligations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, IT&S and Customer agree as follows:
1. Definitions. Capitalized terms used herein without definition shall have the same respective meanings assigned to such terms in the Agreement.
2. Disclaimers and Limitations.
THE SOFTWARE PACKAGE IS PROVIDED “AS IS” WITHOUT WARRANTY OF ANY KIND, EITHER EXPRESSED OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY, NONINFRINGEMENT, AND FITNESS FOR A PARTICULAR PURPOSE. IT&S DISCLAIMS RESPONSIBILITY AND ANY LIABILITY FOR ANY ERRORS IN THE SOFTWARE PACKAGE AND ANY CONSEQUENCES, DECISIONS, JUDGMENTS OR RESULTS ATTRIBUTABLE TO OR RELATED TO ANY USES OF THE SOFTWARE PACKAGE.
IN NO EVENT WILL IT&S BE LIABLE TO CUSTOMER FOR ANY FINES, PENALTIES, DAMAGES, INCLUDING ANY LOST PROFITS, LOST SAVINGS OR OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THE USE OR INABILITY TO USE THE SOFTWARE PACKAGE EVEN IF IT&S HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, OR FOR ANY CLAIM BY ANY OTHER PARTY.
IT&S DOES NOT WARRANT THAT THE SOFTWARE PACKAGE WILL MEET CUSTOMER’S REQUIREMENTS OR THAT THE OPERATION OF THE SOFTWARE

PACKAGE WILL BE UNINTERRUPTED OR WITHOUT ERROR. CUSTOMER ACKNOWLEDGES THAT THE SOFTWARE PACKAGE HAS NOT BEEN DEVELOPED ACCORDING TO CUSTOMER’S SPECIFICATIONS AND HAS NOT OTHERWISE BEEN CUSTOM-MADE FOR CUSTOMER.
CUSTOMER ACKNOWLEDGES THAT IN THE EVENT OF A FAILURE OF THE SOFTWARE PACKAGE, CUSTOMER SHALL BE LEFT WITHOUT REMEDY AGAINST IT&S. CUSTOMER ALSO ACKNOWLEDGES THAT EXCEPT FOR THE LIMITATIONS OF REMEDIES AND WARRANTIES CONTAINED IN THIS AMENDMENT, IT&S WOULD NOT PROVIDE THE SOFTWARE PACKAGE TO CUSTOMER.
3. Indemnification
Customer shall defend, indemnify and hold IT&S and its Affiliates harmless from any loss, liability, damage, cost, or expense (including reasonable counsel fees and litigation costs), out of pocket expenses, investigation expenses, consequential damages and all other expense and costs incident thereto resulting from Customer’s use of the Software Package.
4. Miscellaneous
(a) The Parties each hereby ratify and reaffirm each and every provision of the Agreement to the extent not modified by this or a previous Amendment.
(b) To the extent that this Amendment conflicts with or is inconsistent with any other provision of the Agreement, this Amendment shall govern and control to the extent of such conflict or inconsistency.
(c) This Amendment, together with the Agreement, sets forth the entire agreement and understanding of the parties hereto in respect of the transactions contemplated hereby and thereby, and supersedes all prior agreements, arrangements and understandings relating to the subject matter hereof and thereof.
IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives as of May 5, 2011.
HCA — Information Technology & Services, Inc.

By:	/s/ Noel Williams		By:	/s/ Michael A. Wiechart

	Name:	Noel Williams		Name:	Michael A. Wiechart
	Title:	President		Title:	SVP/COO

EXHIBIT A
Software Package
HCA Custom Designed Screen Package
Currently includes:
1) Emergency Department Depart Screen
2) Medication Reconciliation
3) Restraints
4) BSI: CVC & PICC
5) Vent Days
6) 1st Point of Contact

3